George Brenner
Certified Public Accountant
9300 Wilshire Boulevard, Suite 480
Beverly Hills, California 90212


August 27, 1999


U.S. Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:	eConnect - Form S-8

Dear Sir/Madame:

As certified public accountants, I hereby consent to the incorporation by reference in this Form S-8
Registration Statement of my report dated April 7, 1999 in eConnect's Form 10-KSB/A for the year ended August 31, 1998, and to all references to my
Firm included in this registration statement.

Sincerely,


							/s/  George
Brenner
							George Brenner,
C.P.A.
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